UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              -----------------------------------------------------

                                    FORM 8-K
              -----------------------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



              MARYLAND                      1-13589          36-4173047
               (State or other jurisdiction of (Commission File (I.R.S.
                                       Employer
              incorporation or organization) Number) Identification No.)


    77 West Wacker Drive, Suite 3900, Chicago, Illinois        60601
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE


During the quarterly earnings conference call of Prime Group Realty Trust (the "Company") held on Thursday, November 14, 2002, a Company official disclosed that Dearborn Center, L.L.C. ("Dearborn Center"), an affiliate of the Company, had reached a verbal agreement with Bank One, NA ("Bank One") to enter into a lease amendment to Bank One's lease (the "Lease Amendment") at the Company's Dearborn Center project setting the rent commencement date of the lease for the entire leased premises at January 1, 2003. The Company official also stated that the foregoing was subject to the execution of the Lease Amendment by the relevant parties. Shortly after the conference call, Dearborn Center LLC and Bank One executed the Lease Amendment. The effectiveness of the Lease Amendment remains subject to the consent of certain third party lenders. Other than specifying the rent commencement date, none of the major business terms of the lease were modified.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIME GROUP REALTY TRUST


Dated: November 14, 2002            By: /s/  Louis G. Conforti
                                        ----------------------
                                        Louis G. Conforti
                                        Co-President and
                                        Chief Financial Officer